SUPPLEMENT TO THE PROSPECTUSES,

SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE INCOME FUNDS

Wells Fargo Advantage Real Return Fund (the “Fund”)

Effective on or about March 2, 2015, Michael Bray, CFA of Wells Capital Management Incorporated will be on a leave of absence from his role as a Portfolio Manager for the Fund. Kandarp R. Acharya, CFA, FRM, Michael Bradshaw, CFA, Christian Chan, CFA, Jeffrey Everett, Ann M. Miletti, Jay N. Mueller, CFA, Thomas M. Price, CFA and Dale Winner, CFA remain as Portfolio Managers for the Fund.

February 17, 2015                                                                                                                   IFR025/P1001S2